Investments Held in Trust	12 Months Ended
Dec. 31, 2011
Investments Held In Trust [Abstract]
Investments Held In Trust [Text Block]

Note 4 — Investments Held in Trust

Substantially all of the net proceeds from the Offering are intended to be generally applied toward consummating a Business Combination. Management agreed to place the net proceeds from the Offering into the Trust Account until the earlier of (i) the completion of a Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements.

As of December 31, 2011, investment securities in the Company’s Trust Account consist of $36,624,173 in United States government treasury bills (the “T-Bills”) with maturities ranging from April 15, 2012 to May 24, 2012 and $2,841 in cash. The carrying amount, excluding accrued interest income, gross unrealized holding gains and fair value of held-to-maturity securities at December 31, 2011 are as follows:

	Amortized Cost	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value
Cash	$2,841	$—	$—	$2,841
Held-to-Maturity:
United States Treasury Securities	36,624,173	—	(1,056)	36,623,117
Total Investments Held in Trust	$36,627,014	$—	$(1,056)	$36,625,958

The Company’s T-Bills had original maturity dates ranging from October 6, 2011 to November 10, 2011. Upon maturity, the Company recognized $19,280 in interest income and reinvested the proceeds in six-month T-Bills with maturity dates ranging from April 15, 2012 to May 24, 2012. As of December 31, 2011 the Company has recognized $1,639 of interest income related to the T-Bills with $826 of the unamortized discount to be recognized over the remaining life of the securities.